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                                                                    EXHIBIT 10.1


                         AMERICAN SPECTRUM REALTY, INC.

                        2000 OMNIBUS STOCK INCENTIVE PLAN





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                                                 TABLE OF CONTENTS
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1.       PURPOSE..................................................................................................1

2.       DEFINITIONS..............................................................................................1

3.       ADMINISTRATION...........................................................................................6

4.       STOCK SUBJECT TO THE PLAN................................................................................8

5.       OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.................................................................9
         5.1      GRANT...........................................................................................9
         5.2      PURCHASE PRICE.................................................................................10
         5.3      VESTING........................................................................................10
         5.4      DURATION.......................................................................................10

6.       DISCRETIONARY OPTION GRANTS FOR ELIGIBLE INDIVIDUALS....................................................11
         6.1      AUTHORITY OF PLAN ADMINISTRATOR................................................................11
         6.2      PURCHASE PRICE.................................................................................11
         6.3      MAXIMUM DURATION...............................................................................12
         6.4      VESTING........................................................................................12
         6.5      MODIFICATION OR SUBSTITUTION...................................................................12

7.       TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS..........................................................12
         7.1      NON-TRANSFERABILITY............................................................................12
         7.2      METHOD OF EXERCISE.............................................................................12
         7.3      RIGHTS OF OPTIONEES............................................................................13
         7.4      EFFECT OF CHANGE IN CONTROL....................................................................13
         7.5      DIVIDEND EQUIVALENT RIGHTS.....................................................................14

8.       STOCK APPRECIATION RIGHTS...............................................................................14
         8.1      TIME OF GRANT..................................................................................14
         8.2      STOCK APPRECIATION RIGHT RELATED TO AN OPTION..................................................14
                  (a)     EXERCISE...............................................................................14
                  (b)     AMOUNT PAYABLE.........................................................................14
                  (c)     TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON
                          EXERCISE...............................................................................15
         8.3      STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION................................................15
         8.4      METHOD OF EXERCISE.............................................................................15
         8.5      FORM OF PAYMENT................................................................................15

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         8.6      MODIFICATION OR SUBSTITUTION...................................................................16
         8.7      EFFECT OF CHANGE IN CONTROL....................................................................16

9.       RESTRICTED STOCK........................................................................................16
         9.1      GRANT..........................................................................................16
         9.2      RIGHTS OF GRANTEE..............................................................................16
         9.3      NON-TRANSFERABILITY............................................................................17
         9.4      LAPSE OF RESTRICTIONS..........................................................................17
                  (a)     GENERALLY..............................................................................17
                  (b)     EFFECT OF CHANGE IN CONTROL............................................................17
         9.5      MODIFICATION OR SUBSTITUTION...................................................................17
         9.6      TREATMENT OF DIVIDENDS.........................................................................17
         9.7      DELIVERY OF SHARES.............................................................................18

10.      PERFORMANCE AWARDS......................................................................................18
         10.1     PERFORMANCE OBJECTIVES.........................................................................18
         10.2     PERFORMANCE UNITS..............................................................................19
                  (a)     VESTING AND FORFEITURE.................................................................19
                  (b)     PAYMENT OF AWARDS......................................................................19
         10.3     PERFORMANCE SHARES.............................................................................19
                  (a)     RIGHTS OF GRANTEE......................................................................20
                  (b)     NON-TRANSFERABILITY....................................................................20
                  (c)     LAPSE OF RESTRICTIONS..................................................................20
                  (d)     TREATMENT OF DIVIDENDS.................................................................20
                  (e)     DELIVERY OF SHARES.....................................................................20
         10.4     EFFECT OF CHANGE IN CONTROL....................................................................20
         10.5     NON-TRANSFERABILITY............................................................................21
         10.6     MODIFICATION OR SUBSTITUTION...................................................................21

11.      EFFECT OF A TERMINATION OF EMPLOYMENT OR SERVICE........................................................21

12.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION...............................................................22

13.      EFFECT OF CERTAIN TRANSACTIONS..........................................................................22

14.      INTERPRETATION..........................................................................................22

15.      TERMINATION AND AMENDMENT OF THE PLAN...................................................................23

16.      NON-EXCLUSIVITY OF THE PLAN.............................................................................23
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17.      LIMITATION OF LIABILITY.................................................................................24

18.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW..........................................................24

19.      MISCELLANEOUS...........................................................................................25
         19.1     MULTIPLE AGREEMENTS............................................................................25
         19.2     WITHHOLDING OF TAXES...........................................................................25

20.      EFFECTIVE DATE..........................................................................................26
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                         AMERICAN SPECTRUM REALTY, INC.

                        2000 OMNIBUS STOCK INCENTIVE PLAN


         1.       PURPOSE.

                  The purpose of this Plan is to strengthen American Spectrum Realty, Inc. (the "Company") by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

         2.       DEFINITIONS.

                  For purposes of the Plan:

                  2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

                  2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

                  2.4 "Board" means the Board of Directors of the Company.

                  2.5 "Cause" means, unless otherwise defined in the Agreement evidencing a particular Award or an employment agreement between the Company and the individual, an individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or

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similar offenses), (v) the commission of an act of fraud or intentional misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, or (vi) any termination of an employment agreement with the individual by the individual except in accordance with the terms of the employment agreement.

                  2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in par value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

                  2.7 A "Change in Control" shall mean the occurrence during the term of the Plan of:

                           (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non- Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or
         (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries,
         (iii) any corporation or other Person the majority of its voting power or its voting equity securities is owned, directly or indirectly, by William J. Carden or John Galardi unless it results in them individually or together having Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Company's then outstanding voting securities, or (iv) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                           (b) The individuals who, as of the Plan Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; PROVIDED, HOWEVER, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the

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         Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (c) Approval by stockholders of the Company of:

                                    (i) A merger, consolidation or
                  reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non- Control Transaction" a "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                                          (A) the stockholders of the Company,
                           immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                          (B) the individuals who were members
                           of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                          (C) no Person other than (i) the
                           Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

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                                    (ii) A complete liquidation or dissolution
                  of the Company; or

                                    (iii) The sale or other disposition of all
                  or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                  2.8 "Code" means the Internal Revenue Code of 1986, as amended.

                  2.9 "Company" means American Spectrum Realty, Inc.

                  2.10 "Director Option" means an Option granted pursuant to
Section 5 hereof.

                  2.11 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

                  2.12 "Discretionary Option" means an Option granted pursuant to Section 6 hereof.

                  2.13 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

                  2.14 "Division" means any of the operating units or divisions of the Company designated as a Division by the Plan Administrator.

                  2.15 "Eligible Individual" means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Plan Administrator as eligible to receive Options or Awards subject to the conditions set forth herein.

                  2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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                  2.17 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

                  2.18 "Grantee" means a person to whom an Award has been granted under the Plan.

                  2.19 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Plan Administrator as an Incentive Stock Option.

                  2.20 "Non-Employee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

                  2.21 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

                  2.22 "Option" means an Discretionary Option, a Director Option, or either or both of them.

                  2.23 "Optionee" means a person to whom an Option has been granted under the Plan.

                  2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

                  2.25 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

                  2.26 "Performance Cycle" means the time period specified by the Plan Administrator at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

                  2.27 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.3 hereof.


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                  2.28 "Performance Unit" means Performance Units granted to an
Eligible Individual under Section 10.2 hereof.

                  2.29 "Plan" means the American Spectrum Realty, Inc. Omnibus Stock Incentive Plan.

                  2.30 "Plan Administrator" means the Board or, if the Board determines, a committee of the Board which shall consist of not fewer than two non- employee directors within the meaning of Rule 16b-3 under the Exchange Act or such greater number as shall be required for compliance with Rule 16b-3 under the Exchange Act.

                  2.31 "Plan Effective Date" means the date of the approval of the Plan by the Company's Board of Directors.

                  2.32 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9 hereof.

                  2.33 "Shares" means the common stock, par value $.01 per share, of the Company.

                  2.34 "Stock Appreciation Right" (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

                  2.35 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

                  2.36 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

                  2.37 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.       ADMINISTRATION.

                  3.1 The Plan shall be administered by the Plan Administrator, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Plan Administrator shall keep minutes of its meetings. If the Plan Administrator is a committee of the Board, a quorum shall consist of not less than two members of the Plan Administrator and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as

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fully effective as if made by a majority vote at a meeting duly called and held.
To the extent compliance with Section 162(m) of the Code is desired, each member of any committee which is the Plan Administrator shall also be "outside directors" within the meaning of Section 162(m)(4)(C) and the regulations thereunder. No member of the Plan Administrator shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Plan Administrator for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                  3.2 Subject to the express terms and conditions set forth herein, the Plan Administrator shall have the power from time to time to:

                           (a) determine those Eligible Individuals to whom
Discretionary Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Discretionary Option, including the purchase price per Share subject to each Discretionary Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                           (b) select those Eligible Individuals to whom Awards
shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

                  3.3 Subject to the express terms and conditions set forth herein, the Plan Administrator shall have the power from time to time:

                           (a) to construe and interpret the Plan and the
Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Plan Administrator in the

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exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                           (b) to determine the duration and purposes for leaves
of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                           (c) to exercise its discretion with respect to the
powers and rights granted to it as set forth in the Plan;

                           (d) generally, to exercise such powers and to perform
such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

                           (e) to provide for the limited transferability of
Options to certain family members, family trusts or family partnerships of Optionees.

         4.       STOCK SUBJECT TO THE PLAN.

                  4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 720,000. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options or Awards granted under the Plan and which may be granted to any shall be adjusted in number and kind pursuant to Section 12 hereof. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2 (a) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company to each Optionee shall be 100,000 shares (subject to any increase or decrease pursuant to Section 4.1).

                           (b) The maximum number of shares of Common Stock that
may be subject to an Award granted under the Plan during any Fiscal Year to any person shall be 100,000 shares (subject to any increase or decrease pursuant to Section 4.1).

                           (c) The maximum number of shares of Common Stock
subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to any person shall be 100,000 shares (subject to any increase or decrease pursuant to Section 4.1). If a Stock Appreciation Right is granted in connection with an Option it shall apply against the individual's share limitations for both Stock Appreciation Rights and Options.

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                           (d) The maximum value at grant of Performance Units
which may be granted under this Plan during any fiscal year of the Company to each person shall be $50,000.

                           (e) The maximum number of Performance Shares which
may be granted under this Plan during any fiscal year of the Company to each person shall be 100,000 shares (subject to any increase or decrease pursuant to Section 4.1).

                  4.3 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 hereof for the granting of further Options and Awards shall be reduced as follows:

                           (a) In connection with the granting of an Option or
an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

                           (b) In connection with the granting of a Performance
Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

                  4.4 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5.       OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

                  5.1 GRANT.

                           (a) Each individual who is serving as a Non-Employee
Board member on the date of the consummation of the Consolidation pursuant to the Company's Registration Statement on Form S-4, shall be granted a Director Option to purchase 5,000 shares of Common Stock on such consummation date at a price per share equal to the Exchange Value (as defined in the Registration Statement on Form S-4 relating to the Consolidation) and a Director Option to purchase 5,000 shares of Common Stock on the six- month anniversary of such consummation date, provided he continues to serve as a Non- Employee Director on such six-month anniversary.

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                           (b) Each individual who is first elected or appointed
as a Non- Employee Board member at any time after the consummation of the Consolidation pursuant to the Company's Registration Statement on Form S-4, shall automatically be granted, on the date of such initial election or appointment, or, if later, a Director Option to purchase 10,000 shares of Common Stock, provided that the individual has not previously been a director of or in the employ of the Company or any Parent or Subsidiary.

                           (c) Director Options to purchase 5,000 shares shall
be granted to each Non-Employee Director on the date of the 2002 annual meeting of Stockholders and on the date of each annual meeting thereafter, provided the Non-Employee Director will continue to serve as a Non-Employee Director after the date of such meeting. The purchase price of each Director Option shall be as provided in Section 5.2 hereof and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; PROVIDED, HOWEVER, that such terms shall not vary the price, amount or timing of awards of Director Options provided under this Section 5, including provisions dealing with forfeiture or termination of such Director Options.

                  5.2 PURCHASE PRICE. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date immediately preceding the date of grant (except as provided in Section 5.1(a)).

                  5.3 VESTING. Subject to Sections 5.4 and 7.4 hereof, each Director Option shall become exercisable with respect to 25% of the Shares subject thereto effective immediately as of the grant date and shall become exercisable with respect to an additional 25% of the Shares subject thereto effective as of each of the first, second and third anniversaries of the grant date; PROVIDED, HOWEVER, that the Optionee continues to serve as a Director as of such dates. If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to that portion of a Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit that portion of the Director Option which remains unvested.

                  5.4 DURATION. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

                           (a) If an Optionee's service as a Director terminates
for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

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                           (b) If an Optionee's service as a Director terminates
by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

                           (c) If an Optionee's service as a Director terminates
for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                           (d) If an Optionee dies while a Director or within
three (3) months after termination of service as a Director as described in clause (a) of this Section 5.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 5.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; PROVIDED, HOWEVER, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

         6.       DISCRETIONARY OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

                  6.1 AUTHORITY OF PLAN ADMINISTRATOR. Subject to the provisions of the Plan and to Section 4.1 above, the Plan Administrator shall have full and final authority to select those Eligible Individuals who will receive Discretionary Options, the terms and conditions of which shall be set forth in an Agreement; PROVIDED, HOWEVER, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Stock Option) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Stock Options.

                  6.2 PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Discretionary Option shall be determined by the Plan Administrator and set forth in the Agreement; PROVIDED, HOWEVER, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                  6.3 MAXIMUM DURATION. Discretionary Options granted hereunder shall be for such term as the Plan Administrator shall determine, provided that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Plan Administrator may, subsequent to the granting of any Discretionary Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  6.4 VESTING. Subject to Section 7.4 hereof, each Discretionary Option shall vest and become exercisable in such installments (which need not be equal) and at such times as may be designated by the Plan Administrator and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Discretionary Option expires. The Plan Administrator may accelerate the exercisability of any Option or portion thereof at any time.

                  6.5 MODIFICATION OR SUBSTITUTION. The Plan Administrator may, in its discretion, modify outstanding Discretionary Options or accept the surrender of outstanding Discretionary Options (to the extent not exercised) and grant new Discretionary Options in substitution for them. Notwithstanding the foregoing, no modification of a Discretionary Option shall adversely alter or impair any rights or obligations under the Discretionary Option without the Optionee's consent.

         7.       TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

                  7.1 NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Plan Administrator, and unless transferred in a manner permitted by the Plan Administrator an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  7.2 METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Plan Administrator (such as, for example, a requirement that such Shares have been held for six months if necessary to avoid adverse accounting consequences). Notwithstanding the foregoing, the Plan Administrator shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Plan Administrator, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  7.3 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

                  7.4 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Discretionary Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with or service as Director of the Company is terminated by the Company following a Change in Control each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Optionee's employment or service or the expiration of the stated term of the Option.

                  7.5 DIVIDEND EQUIVALENT RIGHTS. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option. The terms and conditions applicable to each Dividends Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Plan Administrator shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect to Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Plan Administrator, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

         8. STOCK APPRECIATION RIGHTS. The Plan Administrator may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Plan Administrator may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

                  8.1 TIME OF GRANT. A Stock Appreciation Right may be granted
(i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                  8.2 STOCK APPRECIATION RIGHT RELATED TO AN OPTION.

                           (a) EXERCISE. Subject to Section 8.7 hereof, a Stock
Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the Option to which it relates may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                           (b) AMOUNT PAYABLE. Upon the exercise of a Stock
Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Plan Administrator may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                           (c) TREATMENT OF RELATED OPTIONS AND STOCK
APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 7.4 hereof, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  8.3 STOCK APPRECIATION RIGHT UNRELATED TO AN OPTION. The Plan Administrator may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7 hereof), vesting and duration as the Plan Administrator shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Plan Administrator may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  8.4 METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Plan Administrator, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  8.5 FORM OF PAYMENT. Payment of the amount determined under Sections 8.2(b) or 8.3 hereof may be made in the discretion of the Plan Administrator, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Plan Administrator decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                  8.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Plan Administrator may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  8.7 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right, a Grantee will be entitled to receive a payment in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment or service with the Company is terminated by the Company following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Grantee's employment or service or the expiration of the stated term of the Stock Appreciation Right.

         9.       RESTRICTED STOCK.

                  9.1 GRANT. The Plan Administrator may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 10.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Plan Administrator may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this
Section 9.

                  9.2 RIGHTS OF GRANTEE. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Plan Administrator, an escrow agreement and any other documents which the Plan Administrator may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Plan Administrator, an escrow agreement and any other documents which the Plan Administrator may require within the time period prescribed by the Plan Administrator at the time the Award is granted, the Award shall be null and void. At the discretion of the Plan Administrator, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Plan Administrator. Unless the Plan Administrator determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  9.3 NON-TRANSFERABILITY. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4 hereof, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  9.4 LAPSE OF RESTRICTIONS.

                           (a) GENERALLY. Restrictions upon Shares of Restricted
Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Plan Administrator may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

                           (b) EFFECT OF CHANGE IN CONTROL. Notwithstanding
anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee.

                  9.5 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Plan Administrator may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  9.6 TREATMENT OF DIVIDENDS. At the time the Award of Shares of Restricted Stock is granted, the Plan Administrator may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Plan Administrator shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Plan Administrator, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                  9.7 DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock, the Plan Administrator shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         10.      PERFORMANCE AWARDS.

                  10.1 PERFORMANCE OBJECTIVES. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Plan Administrator at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Plan Administrator, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

                  10.2 PERFORMANCE UNITS. The Plan Administrator, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.2(b) hereof of (i) in the case of Share- denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Plan Administrator, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; PROVIDED, HOWEVER, that the Plan Administrator may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

                           (a) VESTING AND FORFEITURE. A Grantee shall become
vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

                           (b) PAYMENT OF AWARDS. Payment to Grantees in respect
of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4 hereof, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Plan Administrator, entirely in cash, or in such combination of Shares and cash as the Plan Administrator in its discretion, shall determine at any time prior to such payment; PROVIDED, HOWEVER, that if the Plan Administrator in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Plan Administrator must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

                  10.3 PERFORMANCE SHARES. The Plan Administrator, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                           (a) RIGHTS OF GRANTEE. The Plan Administrator shall
provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; PROVIDED, HOWEVER, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Plan Administrator, an escrow agreement and any other documents which the Plan Administrator may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Plan Administrator, an escrow agreement and any other documents which the Plan Administrator may require within the time period prescribed by the Plan Administrator at the time the Award is granted, the Award shall be null and void. At the discretion of the Plan Administrator, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Plan Administrator. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Plan Administrator, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                           (b) NON-TRANSFERABILITY. Until any restrictions upon
the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4 hereof, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Plan Administrator may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                           (c) LAPSE OF RESTRICTIONS. Subject to Section 10.4
hereof, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Plan Administrator may, in its discretion, determine at the time an Award is granted.

                           (d) TREATMENT OF DIVIDENDS. At the time the Award of
Performance Shares is granted, the Plan Administrator may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Plan Administrator shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Plan Administrator, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                           (e) DELIVERY OF SHARES. Upon the lapse of the
restrictions on Performance Shares awarded hereunder, the Plan Administrator shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  10.4 EFFECT OF CHANGE IN CONTROL. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control:

                           (a) With respect to the Performance Units, the
Grantee shall (i) become vested in a percentage of Performance Units as determined by the Plan

Administrator at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Plan Administrator at the time of the Award of such Performance Units and as set forth in the Agreement.

                           (b) With respect to the Performance Shares,
restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Plan Administrator at the time of the Award of such Performance Shares and as set forth in the Agreement.

                           (c) The Agreements evidencing Performance Shares and
Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

                  10.5 NON-TRANSFERABILITY. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

                  10.6 MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Plan Administrator may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         11.      EFFECT OF A TERMINATION OF EMPLOYMENT OR SERVICE.

                  The Agreement evidencing the grant of each Discretionary Option and each Award shall set forth the terms and conditions applicable to such Discretionary Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division or a change in status from employee or director to consultant), as the Plan Administrator may, in its discretion, determine at the time the Discretionary Option or Award is granted or thereafter. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, in the event an Optionee's or Grantee's employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

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         12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) In the event of a Change in Capitalization, the Plan Administrator shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) maximum number of class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable and (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under
Section 5 hereof.

                  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         13.      EFFECT OF CERTAIN TRANSACTIONS. Subject to Sections 7.4,
8.7, 9.4(b) and 10.4 hereof, or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; PROVIDED, HOWEVER, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

         14.      INTERPRETATION

                  Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

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                           (a) The Plan is intended to comply with Rule 16b-3
promulgated under the Exchange Act and the Plan Administrator shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                           (b) Unless otherwise expressly stated in the relevant
Agreement, each Award (other than Shares of Restricted Stock) granted under the Plan is intended to be performance-based compensation within the meaning of
Section 162(m)(4)(C) of the Code. Except in the case of death, disability, retirement or a Change in Control, the Plan Administrator shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

         15.      TERMINATION AND AMENDMENT OF THE PLAN.

                  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; PROVIDED, HOWEVER, that:

                           (a) No such amendment, modification, suspension or
termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                           (b) To the extent necessary under Section 16(b) of
the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

         16.      NON-EXCLUSIVITY OF THE PLAN.

                  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

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         17.      LIMITATION OF LIABILITY.

                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                           (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Plan Administrator;

                           (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                           (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

                           (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         18.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

                  18.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles thereof.

                  18.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Plan Administrator.

                  18.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                  18.4 Each Option and Award is subject to the requirement that, if at any time the Plan Administrator determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or

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



approval has been effected or obtained free of any conditions as acceptable to the Plan Administrator.

                  18.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the "Securities Act") and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Plan Administrator may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         19.      MISCELLANEOUS.

                  19.1 MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Plan Administrator may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  19.2 WITHHOLDING OF TAXES. (a) The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Plan Administrator may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

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



                           (b) If an Optionee makes a disposition, within the
meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two- year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                           (c) The Plan Administrator shall have the authority,
at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Discretionary Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Plan Administrator. The Plan Administrator shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         20. EFFECTIVE DATE. The effective date of the Plan shall be the date of the consummation of the consolidation pursuant to the Registration Statement on Form S-4.


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